Alger Russell Innovation ETF
Summary Prospectus

April 30, 2026	Ticker Symbol	Exchange
	INVN	NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://www.alger.com/fundliterature. You can also get this information at no cost by calling (800) 223-3810 or by sending an e-mail request to summaryprospectus@alger.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2026, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.
Investment Objective
Alger Russell Innovation ETF seeks investment results that, before fees and expenses, closely correspond to the performance of the Alger Russell Innovation Index.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(fees paid directly from your investment)
Alger Russell Innovation ETF
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Alger Russell Innovation ETF
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees*	None
Other Expenses	0.89%
Total Annual Fund Operating Expenses	1.34%
Fee Waiver and/or Expense Reimbursement**	(0.79) %
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.55%
*
The Fund has adopted a Rule 12b-1 plan that allows the Fund to pay annual fees not to exceed 0.25% to the Fund’s distributor for distribution and individual shareholder services; however, the Board of Trustees has determined not to authorize payment of a 12b-1 plan fee at this time, and for at least one year from the effective date of this prospectus.
**
Fred Alger Management, LLC (the “Manager”) has contractually agreed to waive and/or reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage expenses, extraordinary expenses, and certain proxy expenses, to the extent applicable) through December 31, 2027 to the extent necessary to limit Other Expenses of the Fund to 0.10% of the Fund’s average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Fund’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Management Agreement. The Manager may recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Fund will only make repayments to the Manager if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example also assumes that the contractual fee waiver and/or expense reimbursement is only in effect through December 31, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Alger Russell Innovation ETF	$56	$291	$605	$1,495
Unlock Your Growth Potential.SM

Alger Russell Innovation ETF 2/6
Summary Prospectus
April 30, 2026
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period (since the Fund’s commencement of operations on January 6, 2025 through December 31, 2025), the Fund’s portfolio turnover rate was 67.54% of the average value of its portfolio.
Principal Investment Strategy
The Fund is an exchange-traded fund that seeks to replicate the performance of the Alger Russell Innovation Index (the “Underlying Index”). Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of the Underlying Index. The Underlying Index is comprised of U.S. equity securities that the Fund believes represent innovative companies that the market has not yet recognized which are developing or benefitting from new products, services, technologies, or advancements. As described below, the Underlying Index is constructed to identify such innovative companies based on a quantitative methodology.
The Manager is the sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE Russell (the “Index Provider”) licenses the Underlying Index and is responsible for administering, calculating and governing the Underlying Index. The Underlying Index is comprised of a subset of the companies within the Russell 1000® Index, which is a broad measure of the performance of U.S. large- and mid-cap growth and value companies. The Underlying Index, like the Russell 1000® Index, and therefore the Fund, typically holds only common stocks.
With a starting point of the Russell 1000® Index, the Underlying Index is constructed using the following methodology and steps:
1.
Removing the bottom one-third of stocks in the Russell 1000® Index based on each company’s free cash flow margin over the latest four fiscal quarters.
2.
Ranking the remaining stocks in the Russell 1000® Index by the amount each company spends on research and development as a percentage of its enterprise value.
3.
Selecting the top 50 ranked stocks and equally weighting the holdings at 2% per stock.

Definitions of Underlying Index Methodology Terms
Free Cash Flow (FCF): A company’s cash flow from operations minus capital expenditures. FCF represents the cash generated by a company after investing to maintain or grow its business operations.
Sales: The value of what a company sold to its customers during a given period; also known as Revenue.
Free Cash Flow Margin: FCF / Sales. A profitability ratio that measures a company’s financial performance based on the efficiency at which it can convert its Revenue into free cash flow. Companies in the Russell 1000® Index publish the data used to calculate this margin in their public filings. The FCF margin is sourced by the Index Provider, using data provided by its affiliates. If the Index Provider cannot compute the free cash flow margin for a company, it will be excluded from the Underlying Index.
Research and Development (R&D): The amount a company expensed for research and development. Companies in the Russell 1000® Index publish R&D expenditures in their publicly filed financial statements. If a company does not report R&D spending, the Index Provider will exclude the company from the Underlying Index.
Enterprise Value (EV): The sum of the market value of a company’s shares plus interest-bearing debt and preferred stock, net of cash and cash equivalents. EV is sourced by the Index Provider, using data provided by its affiliates.
R&D as a Percentage of EV: R&D / EV, calculated by summing the latest four fiscal quarters, or last fiscal year if unavailable, of a company’s research & development expenses and then dividing by the company’s enterprise value as of the end of the current quarter. A metric designed to measure the market value of a company based on its R&D efforts. The Index Provider’s affiliate sources the data published by companies in the Russell 1000® Index and the Index Provider computes R&D to EV ratio using this information.
The methodology applied to select Underlying Index holdings and weightings does not set limits on market capitalization or sector or industry exposures. The Underlying Index is rebalanced and reconstituted quarterly.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. It may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the

Alger Russell Innovation ETF 3/6
Summary Prospectus
April 30, 2026
Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when the Fund is utilizing representative sampling, it must, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities included in the Underlying Index.
The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index. As a result, the Fund may have a high portfolio turnover rate.
The Manager does not provide day-to-day management of the Fund’s assets based on its view of the investment merits of a security or company, nor does it conduct fundamental investment research or analysis, or seek to forecast or otherwise consider market movements, conditions or trends in the day-to-day management of the Fund’s assets. The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. Unlike many actively-managed investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund will only concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries to the extent that the Underlying Index reflects a concentration in that industry or group of industries. As of December 31, 2025, the Underlying Index was concentrated in the software industry and health care sector, as defined by third party sources.
The Fund is a passively managed exchange-traded fund ("ETF") that seeks to replicate the performance of the Underlying Index.
Principal Risks
An investment in the Fund involves risks. The Fund’s share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks involved in investing in the Fund.
ETF Risks
●
Market Trading Risk – The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation and/or redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The Manager cannot predict whether shares will trade above (premium), below (discount) or at NAV.
●
Authorized Participant Concentration Risk – Only authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants” or “APs”) may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of institutions that act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to process creation and/or redemption orders, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally. Authorized participant concentration risks may be heightened in scenarios where Authorized Participants have limited or diminished access to the capital required to post collateral.
●
Early Close/Trading Halt Risk – An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities. In these circumstances, the Fund may be unable to rebalance and reconstitute its portfolio, may be unable to accurately price its investments, may incur substantial trading losses and/or may be prevented from sufficiently tracking the performance of the Underlying Index.
●
Cash Transactions Risk – The Fund may effect its creations and redemptions for cash, rather than for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Fund shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which may be higher than if the Fund sold and redeemed its shares in-kind, will be passed on to

Alger Russell Innovation ETF 4/6
Summary Prospectus
April 30, 2026
purchasers and redeemers of creation units in the form of creation and redemption transaction fees. To the extent that these costs are not offset by a transaction fee, the Fund may bear the expense, thereby decreasing the Fund’s NAV.
Index-Related Risk – There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Tracking Error Risk – The Fund’s value will generally decline when the performance of the securities within the Underlying Index declines. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Underlying Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. In addition, the Fund bears management and other expenses and transaction costs in trading securities or other instruments, which the Underlying Index does not bear. The Fund, unlike the Underlying Index, is subject to regulatory requirements that can limit the Fund’s investments relative to what the Underlying Index can hold. Accordingly, the Fund’s performance will likely fail to match the performance of the Underlying Index, after taking expenses into account, as well as regulatory limitations. It is not possible to invest directly in an index.
Index Methodology and Provider Risk – The Fund seeks performance that corresponds to the performance of the Underlying Index. There is no guarantee or assurance that the Underlying Index will achieve high, or even positive, returns. The Underlying Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value or performance. In addition, the Fund may be subject to the risk that the Index Provider may commit errors in Underlying Index computation, construction, reconstitution and rebalancing, despite any of the Index Provider’s procedures designed to prevent such occurrences and due diligence conducted by the Manager. Errors may result in a negative performance impact to the Fund and its shareholders. Additionally, the Index Provider relies on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Manager can offer assurances that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of included components. The Underlying Index was developed by the Manager.
Innovation Company Risk – Innovative companies may not be successful. The Fund may invest in a company that does not currently derive any revenue from innovation or developing technologies, and there is no assurance that a company will derive any revenue from innovation or developing technologies in the future.
Investment Risk – An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Local, regional or global events such as environmental or natural disasters, war, geopolitical conflicts, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, trade disputes and changes in trade regulations, civil unrest, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Small Number of Holdings Risk – Under normal circumstances, the Fund invests in a small number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, regulatory or other occurrence than a fund that has a higher number of holdings.
Mid Cap Securities Risk – There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization. Often, medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Alger Russell Innovation ETF 5/6
Summary Prospectus
April 30, 2026
Concentration Risk – At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in an industry or group of related industries. The Fund generally concentrates its investments in issuers conducting business in an industry or group of related industries to approximately the same extent as the Underlying Index. Companies in the same industry or group of related industries may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in that industry or group of industries.
●
Software Industry Risk – Technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees can significantly affect companies operating in the software industry. Changing domestic and international demand, research and development costs, and product obsolescence can affect the profitability of software companies. Software company stocks may experience substantial fluctuations in market price.
●
Health Care Sector Risk – The Fund may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
Passive Management Risk – The Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. As a result, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund does not seek temporary defensive positions when markets decline or appear overvalued.
Because the Fund equally weights its holdings and rebalances its holdings quarterly, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Portfolio turnover may also increase short-term gains and losses. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed as ordinary income tax rates for federal income tax purposes, which may result in higher taxes than an ETF investor might expect to incur.
Sampling Risk – To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Performance
No performance information will be presented until the Fund has been in operation for a full calendar year. Annual performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.alger.com.
Management
Investment Manager	Team Jointly and Primarily Responsible for Day-to-Day Management of the Fund
Fred Alger Management, LLC	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since Inception (January 2025)
Gregory Adams, CFA Senior Vice President, Director of Quantitative & Risk Management and Portfolio Manager Since Inception (January 2025)
Brad Neuman, CFA Senior Vice President, Director of Market Strategy Since Inception (January 2025)

Alger Russell Innovation ETF 6/6
Summary Prospectus
April 30, 2026
Shareholder Information
Purchasing and Redeeming Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Once the Fund commences operations, recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be available on the Fund’s website at www.alger.com.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as if your account is held at a bank), the Manager or the Fund’s distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Fred Alger & Company, LLC 100 Pearl Street, 27th Floor, New York, NY 10004 / (800) 223-3810 / www.alger.com
INVN 1625

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